UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

WHEREVERTV BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11873	13-3886065
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11390 Palm Beach Blvd., Suite 302
Fort Myers, Florida	33905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 319-2692

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 11, 2105, the Company entered into two Subscription Agreements whereby the Company agreed to issue a total of 4,400,000 shares of the Company’s restricted common stock in exchange for a total of $264,000 which is equal to $0.06 per share. Rene Morissette, the Company’s Chief Financial Officer subscribed for 2,700,000 shares in exchange for $162,000 and Mark Knauf the Company’s Controller subscribed for 1,700,000 shares in exchange for $102,000. The shares were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2016	WHEREVERTV BROADCASTING CORPORATION

	By:	/s/ Edward D. Ciofani
		Name:	Edward D. Ciofani
		Title:	Chief Executive Officer